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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT
    Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of of earliest event reported)        April 26, 2001
                                                    ----------------------------


                               IASIAWORKS, INC.
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             (Exact name of registrant as specified in its charter)

         Delaware                   000-31201                 94-3228782
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(State or other jurisdiction      (Commission              (IRS Employer
    of incorporation)             File Number)           Identification No.)


        555 Airport Blvd. Suite 300, Burlingame, CA                  94010
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       (Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code          (650) 340-8460
                                                       -------------------------


                                     None
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         (Former name or former address, if changed since last report)

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Item 5.  Other Events.

Paul H. Lambert has resigned as a member of the registrant's Board of Directors in order to pursue other business interests. Dennis Muse has been appointed to the registrant's Board of Directors to replace Mr. Lambert and will also serve as the registrant's President and Chief Operating Officer.
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                                  SIGNATURES
                                  ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             IASIAWORKS, INC.
                                             ---------------
                                             (Registrant)


Dated: April 26, 2001                        By: /s/ Jonathan Beizer
                                                -----------------------------

                                             Name:   Jonathan F. Beizer
                                             Title: Chief Executive Officer,
                                                     Chief Financial Officer
                                                     and Director